Other non-current assets (Tables)	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Schedule of other non-current assets

	At December 31,
In thousands of U.S. dollars	2019	2018
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$35,700	$31,450
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (2)	6,794	4,923
Scorpio LR1 Pool Ltd. pool working capital contributions(1)	6,600	6,600
Working capital contributions to Scorpio Pools	49,094	42,973

Deposits for exhaust gas cleaning system ('scrubbers') (3)	35,846	12,221
Equity consideration issued for the leasehold interests acquired from Trafigura for certain vessels under construction (4)	18,086	—
Deposits for BWTS (5)	12,699	6,365
Seller's credit on sale leaseback vessels (6)	9,624	9,087
Capitalized loan fees (7)	4,039	—
Investment in BWTS supplier (5)	1,751	1,751
Deferred drydock costs on bareboat chartered-in vessels (8)	—	2,813
	$131,139	$75,210

(1)
Upon entrance into the Scorpio LR2 and LR1 Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within Other Assets) according to the expiration of the contract.

(2)
Upon entrance into the Scorpio Handymax Tanker Pool, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel's exit from each pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.

(3)
From August 2018 through September 2019, we entered into agreements with two separate suppliers to retrofit a total of 98 of our tankers with scrubbers for total consideration of $146.6 million (which excludes installation costs). These scrubbers are expected to be installed throughout 2019 and 2020. Deposits paid for these systems are reflected as investing cash flows within the consolidated statement of cash flows.

(4)
On September 26, 2019, we acquired subsidiaries of Trafigura as part of the Trafigura Transaction, which have leasehold interests in 19 product tankers under bareboat charter agreements with subsidiaries of an international financial institution.  Of the 19 vessels, 15 were delivered on September 26, 2019 and four were under construction. For the four vessels under construction, we issued 591,254 shares of common stock at $29.00 per share to Trafigura with an aggregate market value of $17.1 million and will assume commitments on the bareboat charter agreements of approximately $138.9 million upon each vessel's delivery from the shipyard, which is expected to occur during 2020. The value of the equity issued of $17.1 million plus certain initial direct costs of approximately $0.6 million (which is a pro-rated portion of the legal and professional fees incurred as part of the Trafigura Transaction) and $0.4 million of lease liability fees relating to these four vessels under construction have been recorded within "Other Non-current assets" as of December 31, 2019. The Trafigura Transaction is described in Note 7.

(5)
In July 2018, we executed an agreement to purchase 55 BWTS from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems are expected to be installed over the next five years, as each respective vessel under the agreement is due for its International Oil Pollution Prevention, or IOPP, renewal survey. Upon entry into this agreement, we also obtained a minority equity interest in this supplier for no additional consideration. We have determined that of the total consideration of $36.2 million, $1.8 million is attributable to the minority equity interest.

Since July 2018, an aggregate deposit of $32.1 million was made, of which $17.6 million was reclassified to "Vessels," resultant in $14.5 million recorded in "Other Non-Current assets" and we have recorded $1.8 million of this amount as the aforementioned minority equity interest, which is being accounted for as a financial asset under IFRS 9.  Deposits paid for these systems are reflected as investing cash flows within the consolidated statement of cash flows. Under the terms of the agreement, we were granted a put option, exercisable after one year following the date of the agreement, whereby we can put the shares back to the supplier at a predetermined price. The supplier was also granted a call option, exercisable two years following the date of the agreement, whereby it can buy the shares back from us at a predetermined price, which is greater than the strike price of the put option. Given that the value of this investment is contractually limited to the strike prices set forth in these options, we have recorded the value of the investment at the put option strike price, or $1.8 million in aggregate. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million. We consider this value to be a Level 3 fair value measurement, as this supplier is a private company, and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised our put option in full).

(6)
The seller's credit on vessels sold and leased back represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the 2017 sale and operating leaseback transactions for STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 7. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration. We recorded $0.5 million as interest income as part of these agreements during each of the years ended December 31, 2019 and 2018, respectively.

(7)
Represents upfront loan fees on credit facilities that are expected to be used to partially finance the purchase and installation of scrubbers or refinance the indebtedness on certain vessels. These fees are reclassified as deferred financing fees (net of Debt) when the tranche of the loan to which the vessel relates is drawn.

(8)
Amount relates to drydock costs capitalized on bareboat chartered-in vessels that were previously accounted for as operating leases prior to the adoption of IFRS 16 - Leases. $2.6 million of this amount was reclassified to 'Right to use assets' upon the adoption of IFRS 16, as described in Note 7.